GENERATION WAVE GROWTH FUND
VICE FUND
Each a Series of USA MUTUALS

Supplement to the Prospectus and
Statement of Additional Information (“SAI”) dated July 30, 2009

Effective February 9, 2010, Mutuals Advisors, Inc. (the “Advisor”), the investment advisor to the Generation Wave Growth Fund and the Vice Fund (collectively, the “Funds”) has terminated the Sub-Advisory Agreement between the Advisor and GNI Capital, Inc.  As a result, GNI Capital, Inc. no longer serves as sub-advisor to the Funds, and Mr. Charles Norton and Mr. Allen Gillespie no longer serve as the Funds’ portfolio managers.  All references to GNI Capital, Inc. are hereby removed from the Fund’s Prospectus and SAI.

The Advisor has assumed sole responsibility for the management of the Funds’ portfolios.  Mr. Jeff Middleswart has joined the Advisor to serve as the Funds’ portfolio manager.

The following information on page 4 and page 7 of the Summary Section are hereby revised to read as follows:

Portfolio Manager

Mr. Jeff Middleswart, Chief Investment Manager of the Advisor, has managed the Fund since February 9, 2010.

The following sub-section beginning on page 16 of the Prospectus is hereby revised to include the following disclosure:

Portfolio Manager

Mr. Jeff Middleswart, Chief Investment Manager of the Advisor, is responsible for the portfolio management of and investment research for the Funds.  Mr. Middleswart also serves as President of Behind the Numbers, LLC, an independent research firm serving institutional investors and hedge funds.  He joined Behind the Numbers in 1988 and was promoted to Director of Research in 2001, and has served as President and CEO since 2007.  Prior to Behind the Numbers, Mr. Middleswart served as a senior member and head of research for David Tice & Assoc., manager of the Prudent Bear Funds.  Mr. Middleswart is often cited in numerous financial publications for his forensic research insights and perspectives. Mr. Middleswart has a Bachelor of Business Administration in Finance from Texas Christian University.

The following sub-section entitled “Management of the Fund – Portfolio Manager” beginning on page 30 of the SAI is hereby revised to read as follows:

Portfolio Manager

Mr. Jeff Middleswart, Chief Investment Manager of the Advisor, is responsible for the portfolio management of and investment research for the Funds.

Other Accounts Managed by Portfolio Manager

Mr. Middleswart did not manage any accounts other than the Funds as of February 9, 2010.

Potential Conflicts of Interest by Portfolio Manager
Where conflicts of interest arise between the Funds and other accounts managed by the Portfolio Manager, the Portfolio Manager will proceed in a manner that ensures that the Funds will not be treated materially less favorably.  Currently, the Portfolio Manager does not manage any accounts other than the Funds.

Compensation of Portfolio Manager

The Portfolio Manager of the Funds is paid a fee based on the average balance within each Fund and is not based on Fund performance.

Ownership of Fund Shares by Portfolio Manager

As of February 9, 2010, the Portfolio Manager did not own any securities of the Funds.

The date of this Prospectus and SAI Supplement is February 17, 2010.